Exhibit 99.1

Exhibit 99.1

TAYLOR CAPITAL GROUP, INC.

Third Quarter 2011 Financial Results

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THIRD QUARTER 2011 FINANCIAL RESULTS

Forward-Looking Statement

This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “might,” “contemplate,” “plan,” “prudent,” “potential,” “should,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2011 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the risk that our regulators could require us to maintain regulatory capital in excess of the levels needed to be considered well capitalized; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; negative developments and further disruption in the credit and lending markets impacting our business and the businesses of our customers, as well as other banks and lending institutions with which we have commercial relationships; the continued decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high volume of loans secured by commercial real estate in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with the planned growth of our new mortgage unit, including the expansion into new geographic markets and regulatory changes; lending concentration risks; the risks associated with attracting and retaining experienced and qualified personnel, including our senior management and other key personnel in our core business lines; uncertainty in estimating the fair value of loans held for sale and the possibility that we will not be able to dispose of these assets on terms acceptable to us; security risks relating to our internet banking activities that could damage our reputation and our business; the potential impact of certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; the effect on our profitability if interest rates fluctuate, as well as the effect of our customers’ changing use of our deposit products; the ability to use net operating loss carry-forwards to reduce future tax payments if an ownership change of the Company is deemed to have occurred for tax purposes; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; continuation of volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the conditions of the local economy in which we operate and continued weakness in the local economy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, loan syndication opportunities and competition; regulatory restrictions and liquidity constraints at the holding company level that could impair our ability to pay dividends or interest on our outstanding securities; significant restrictions on our operations as a result of our participation in the TARP CPP; the impact of changes in legislation, including the Dodd-Frank Act, or regulatory and accounting principles, policies or guidelines affecting our business, including those relating to capital requirements; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned “Risk Factors” in our December 31, 2010 Annual Report on Form 10-K filed with the SEC on March 22, 2011. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

THIRD QUARTER 2011 FINANCIAL RESULTS

Agenda

• Third Quarter 2011 Financial Highlights: Mark Hoppe, President and Chief Executive Officer

• Results of Operations:

Randy Conte, Chief Operations Officer and Chief Financial Officer

• Summary

• Questions & Answers

3

THIRD QUARTER 2011

Financial Highlights

THIRD QUARTER 2011 HIGHLIGHTS

$7.3 million in net income applicable to common stockholders for 3Q11; profitable year to date

CONTINUED PROGRESS ON ‘FIX AND GROW’ STRATEGY

• Reported third consecutive quarter of profitability at the Bank

• Year to date profitability: $1.4 million in net income applicable to common stockholders

• Grow: Continued growth and diversification of revenue drove higher earnings

– Pre-tax, pre-provision operating earnings increased to $23.8 million

– Revenue up 28.4% from $39.0 million to $50.1 million

– Net interest income increased $2.5 million, driven by lower funding costs

– Noninterest income, excluding gains on the sales of investment securities, grew by $8.6 million due to commercial customer swap fees and mortgage origination revenue

• Fix: Improved asset quality trends continue in 3Q11

– Nonperforming loans (NPLs) down 15.0%

– Commercial criticized and classified loans down by 14.5%

– Coverage ratio of allowance to NPLs increased by more than 10 percentage points to 87.1%

THIRD QUARTER 2011 HIGHLIGHTS

Pre-tax, pre-provision operating earnings show positive trend due to revenue growth, diversification

PRE-TAX, PRE-PROVISION operating earnings*

$25,000

$23,752

$20,975

$20,000

$16,862

$17,282

$15,000 $13,800

$15,152 $14,194 $13,178

Thousands $14,821

In $11,439

$10,000 $11,614

$5,000 $6,102

$0 ($785)

3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

*For a reconciliation to GAAP measures of pre-tax, pre-provision operating earnings, please see page 26 of presentation.

THIRD QUARTER 2011 HIGHLIGHTS

C&I loans flat from 2Q11; $45.9 million decline in CRE leads to overall decline in commercial loans

TOTAL COMMERCIAL LOANS by category

$3,000,000

$2,500,000 $2,606,620

Total Comm’l

$2,000,000

$1,817,076 C & I

Thousands $1,500,000

In

$1,000,000

$789,544 Real Estate

$500,000

$0

9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

C&I Loans, including Commercial Real Estate Owner Occupied Real Estate Loans (Non-Owner Occupied and Construction and Land) Total Commercial Loans

THIRD QUARTER 2011 HIGHLIGHTS

Cole Taylor Business Capital grew loans outstanding by $21.5 million from 2Q11 to 3Q11

CTBC TOTAL LOAN PORTFOLIO

$500,000 $454,854

$433,324 $388,557

$400,000 $350,751

$317,677 Thousands $300,000 $258,154 In $217,977 $171,844

$200,000 $159,899

$100,000

$0

9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

THIRD QUARTER 2011 HIGHLIGHTS

Cole Taylor Business Capital (CTBC) continues strong track record of growth

• 17 new clients year to date

• Strong pipeline for 4Q11

• Commitments increased $64.1 million year to date from $711.3 million at 12/31/10 to $775.4 million at 9/30/11

• Utilization is trending up slowly, from 49% at 12/31/10 to 58% at 9/30/11

– This remains below historic norms of 75-80%, which we would expect to see as the economy improves

• CTBC has a national reach and a diverse base of companies:

– Added three offices year-to-date, currently lending in 30 states

– More than 80% of all relationships are outside of Illinois

– Loans are to companies across a variety of industries

LOAN PORTFOLIO BY INDUSTRY TYPE

THIRD QUARTER 2011 HIGHLIGHTS

Cole Taylor Mortgage and Cole Taylor’s retail banking continue growth

• Cole Taylor Mortgage

– Increased loan fundings to $521.5 million in 3Q11 from $318.3 million in 2Q11

– Posted $7.6 million in mortgage origination revenue, up $5.4 million from 2Q11

– Continued to build national platform through expansion of broker network

• Doing business in 26 states

• Ten retail branch offices

• Cole Taylor Bank retail banking

– Increase in noninterest bearing deposits and NOW accounts offset by substantial planned CD run-off

– Launched new online account application platform

– Introduced two new high-interest checking accounts aimed at entering additional customer segments

THIRD QUARTER 2011 HIGHLIGHTS

Commercial watch list down $37.4 million or 14.5% from 6/30/11 to 9/30/11

COMMERCIAL WATCH LIST of Criticized and Classified Loans*

$441,191

$450,000 $406,306

$400,000 $368,242 $381,050

$350,000 $322,252 $303,923

Thousands $300,000 $277,896 $258,486

$250,000 $221,122

In *Commercial watch list of criticized and classified loans (special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential construction and land, and commercial construction and land federal collateral codes. Excludes consumer loans.

$200,000

$150,000

$100,000

$50,000

$0

9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

THIRD QUARTER 2011 HIGHLIGHTS

Credit costs increased slightly from 2Q11 to 3Q11; trends are more consistent than in recent past

CREDIT COSTS (Provision + Nonperforming Asset Expense)

9-Month Total $69,182 $70,000

= $93.7 MM $60,000

$50,000 $48,001

Thousands $40,000 9-Month Total

= $41.9 MM

In

$30,000 $27,455

$26,068

$17,834 $19,666

$20,000

$14,592 $13,518 $13,835

$10,000

$0

3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

55% reduction in credit costs for the nine months ended 9/30/11 as compared to the nine months ended 9/30/10.

Provision NPA Expense

THIRD QUARTER 2011 HIGHLIGHTS

NPLs down 15.0% from 2Q11 to 3Q11; continued focus on pursuing best economic outcome

KEY ASSET QUALITY indicators

$250,000

$200,000

$150,771 Thousands $150,000 In $121,534

$100,000

$50,000

$29,237

$0

9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

NPAs NPLs OREO

THIRD QUARTER 2011 HIGHLIGHTS

Asset quality trends show improvement from 9/30/10 to 9/30/11

KEY RATIOS 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

NPLs to Total Loans 3.90% 5.16% 5.93% 4.91% 4.02%

NPAs to Total Assets 3.38% 4.26% 4.81% 3.89% 3.35%

Allowance to Total Loans 3.25% 4.11% 4.13% 3.85% 3.68%

(excluding loans held for sale)

Allowance to NPLs 79.50% 77.98% 68.35% 76.22% 87.06%

THIRD QUARTER 2011

Results of Operations

RESULTS OF OPERATIONS

Revenue up 28.4% from 2Q11 to 3Q11, though expenses increased slightly

TRENDS: Total revenue and noninterest expense*

$60,000

$50,108 $50,000 $45,705 $44,574 $40,694 $39,072 $39,011 In Thousands $40,000 $35,373 $36,587 $36,408 $27,712 $26,356 $30,000 $25,108 $25,272 $25,833 $22,214 $23,412 $21,766 $20,221

$20,000

$10,000

$0

3Q09 4Q09 1Q10 2Q10 3Q010 4Q10 1Q11 2Q11 3Q11

Total Revenue Noninterest Expense

*For a reconciliation to GAAP revenue, please see page 27 of presentation. Noninterest expense quoted above does not include NPA expense or expense for early extinguishment of debt.

RESULTS OF OPERATIONS

Net interest income up from 2Q11 to 3Q11 as a result of lower funding costs

NET INTEREST INCOME

$40,000

$34,678 $34,367 $33,562 $34,718 $32,375 $32,810 $33,467 $32,187 $32,243

In Thousands $30,000

$20,000

$10,000

$0

3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

RESULTS OF OPERATIONS

NIM up 16 bps from 2Q11; cost of funds declines due to deposit repricing and shift in funding mix

NET INTEREST MARGIN (NIM) tax equivalent*

3.25% 3.25%

3.50% 3.15% 3.17%

2.92% 3.10% 3.12% 3.07% 3.09%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

*Adjustment reflects tax exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

RESULTS OF OPERATIONS

Took actions in 3Q11 to improve cost of funds

• Strategically addressing higher cost of funds absent a larger branch network for several quarters

• Deposits carrying a higher cost of funds continue to be significantly repriced:

– As highlighted on the 2Q11 earnings call, during the 3Q11 approximately $360 million of deposits were expected to reprice at approximately 135 to 140 basis points lower, and in fact, did

– Additionally, we decreased rates on several larger, higher cost deposit relationships

– In 4Q11, approximately $310 million of deposits are expected to reprice, though we expect this quarter’s repricing to be approximately 20 basis points lower on those deposits

• Other actions taken in Q311 to lower cost of funds:

— Exited long-term, high priced repurchase agreements and incurred expenses for early extinguishment of debt

— Extended the maturity of, and, lowered the rate on certain other repurchase agreements

— Unwound interest rate corridors put on in 2010 to protect against increasing interest rates and incurred termination expense

— Result: $4.3 million one-time costs in the 3Q11, but expect to lower interest expense by more than that going forward

• Offsetting these one time costs were $4.9 million in security gains

— Underlying collateral deemed to have higher repayment risk

See page 26 for a summary of one time costs and benefits netting to $0.6 million.

RESULTS OF OPERATIONS

Noninterest income up as mortgage revenue and derivative income increase

NONINTEREST INCOME excluding gains or losses on investment securities and purchased mortgage loans

$15,390

$16,000

$14,000 $11,748

$10,993

$12,000

In Thousands $10,000 $8,000 $6,857 $6,728 $6,021

$6,000 $4,963

$4,349 $4,433

$4,000

$2,000

$0

3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Mortgage origination revenue Service charges Other noninterest income

RESULTS OF OPERATIONS

Liabilities and stockholders’ equity both increase from 2Q11 to 3Q11

• Total liabilities increased by $61.7 million due to increase in mortgage loans

– Continued to adjust funding mix to improve cost of funds

– Deposits up in non-interest bearing and NOW accounts as well as in out-of-market CDs

– Significant decline of customer CDs from planned run-off benefitted margin

• Stockholders’ equity increased $46.4 million

– Posted net income available to common stockholders

– The net loss position of the investment securities portfolio shifted to a net gain position, improving accumulated other comprehensive income

RESULTS OF OPERATIONS

Capital Ratios remain above regulatory definition for ‘well-capitalized’ bank holding companies

CAPITAL RATIO TRENDS

13.63%

14.00%

12.00% 10.08%

10% 10.00% 7.83% ‘Well-Capitalized’ Thresholds

8.00%

6%

6.00% 5%

4.00%

2.00%

0.00%

12/31/07 12/31/08 12/31/09 12/31/10 9/30/11

Leverage Ratio

Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio

RESULTS OF OPERATIONS

Announced capital actions: conversion of preferred stock and contemplated rights offering

• Today, we filed a preliminary proxy statement with the Securities and Exchange Commission which includes information regarding the planned fourth quarter conversion of the 8% Non-Cumulative Convertible Perpetual Preferred Stock, Series C and 8% Non-Cumulative Convertible Perpetual Preferred Stock, Series E, into shares of common stock, or in the case of some shareholders Nonvoting, Non-Cumulative, Convertible Perpetual Preferred Stock, Series G

• The preliminary proxy statement also includes information about a contemplated common stock rights offering for up to $35 million in the next few months

SUMMARY

SUMMARY

Positive overall quarter indicative of progress on ‘fix and grow’ strategy

• $7.3 million in net income applicable to common stockholders for 3Q11

• Profitable year-to-date

• Pre-tax, pre-provision operating earnings of $23.8 million for 3Q11

– Substantially reduced funding costs

– Noninterest income up from commercial interest rate swap agreements and mortgage origination revenue

• Asset quality improved again in 3Q11

– NPLs down 15.0% and watch list down 14.5%

– Coverage ratios increased by more than 10 percentage points to 87.1%

SUMMARY

Non-GAAP Measure of

Pre-tax, Pre-provision Operating Earnings

The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

FOR THE THREE MONTHS ENDED

9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011

($ in thousands)

Income (loss) before income taxes $ 33,735 $ (45,323) $ 282 $ (1,038) $ 9,758

Add back (subtract):

Credit costs:

Provision for loan losses 18,128 59,923 10,241 11,822 16,240

Nonperforming asset expense 1,538 9,259 3,277 2,013 (1,648)

Credit costs subtotal 19,666 69,182 13,518 13,835 14,592

Other:

Gain on sales of investment securities (32,804) (6,997) — — (4,938)

Derivative termination fees — — — — 896

Early extinguishment of debt 378 — — — 3,444

Impairment of investment securities — — — 381 —

Other subtotal (32,426) (6,997) — 381 (598)

Pre-tax, pre-provision operating earnings $ 20,975 $ 16,862 $ 13,800 $ 13,178 $ 23,752

SUMMARY

Non-GAAP Measure of Revenue

The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.

FOR THE THREE MONTHS ENDED

9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011

($ in thousands)

Net interest income $ 34,367 $ 33,562 $ 32,187 $ 32,243 $ 34,718

Noninterest income 44,142 18,009 6,885 6,387 19,432

Add back (subtract):

Gain on sales of investment securities (32,804) (6,997) — — (4,938)

Derivative termination fees — — — — 896

Impairment on investment securities — — — 381 —

Revenue $ 45,705 $ 44,574 $ 39,072 $ 39,011 $ 50,108